UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported):    April 15, 2002
                                                           ---------------


                       NATIONSCREDIT GRANTOR TRUST 1996-1
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware             333-22327              75-2655744
          --------             ---------          -------------------

          (State  or  other    (Commission        (I.R.S.  Employer
          jurisdiction  of     File Number)       Identification Number)
          incorporation)




                             1355 Windward Concourse
                            Alpharetta, Georgia 30005

                    (Address of principal executive offices)
                    ----------------------------------------


      (Registrant's telephone number, including area code):  (678) 339-9343

Item  5.  Other  Events
          -------------
          This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Period ending March 31, 2002.

          Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement (with Standard Terms and Conditions attached thereto) dated as of January 31, 1996 among NationsCredit Securitization Corporation, NationsCredit
          Commercial Corporation of America and Bankers Trust Company, as Trustee, which was previously filed as an exhibit to the Current Report on Form 8-K filed on behalf of the Trust by NationsCredit Commercial Corporation of America on April 5, 1996.

Item 7.   Financial Statement, Pro Forma Financial Statements and Exhibits
          ----------------------------------------------------------------


 (c)      Exhibits.

Exhibit  No.

  19.1    Certificateholders  Statements

                                    SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                       NATIONSCREDIT GRANTOR TRUST 1996-1
                       ----------------------------------
                                  (Registrant)


              By: NationsCredit Commercial Corporation of America, as Servicer of NationsCredit Grantor Trust 1996-1



          Dated:   April  15,  2002
                        -----------





          By:  /s/   Joyce  McLeod
               -------------------
          Name:      Joyce  McLeod
          Title:     Vice  President
                     (Duly  Authorized  Officer)

                                  EXHIBIT  INDEX
                                 ---------------


Exhibit
Number          Description
------          -----------

19.1          Certificateholders  Statements


                                                                                                EXHIBIT 19.1
                                       STATEMENT TO CERTIFICATEHOLDERS
                                    NATIONSCREDIT GRANTOR TRUST 1996 - 1

      Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit
       Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer")
        and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                                Mar-02
Collection Period                                                                                 01-Mar-02
Determination Date                                                                                10-Apr-02
Deposit Date                                                                                      12-Apr-02
Distribution Date                                                                                 15-Apr-02

POOL BALANCE
            Pool Balance on the close of the last day of the Collection Period (Record Date)  26,014,051.45
            Pool Factor                                                                            11.65535%
            Ending Certificate Balance (per $1,000 certificate)                                      116.55
            Liquidation Proceeds                                                                  31,706.10
            Purchase Amounts                                                                              -

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment                                                                  0.592
            Carry-Over Monthly Interest Payment                                                           -
                                                                                              --------------

            TOTAL INTEREST PAYMENT                                                                    0.592
                                                                                              ==============

            Principal Payments:
            Monthly Marine Principal Payment                                                          4.806
            Carry-Over Monthly Marine Principal Payment                                                   -
                                                                                              --------------

            TOTAL PRINCIPAL PAYMENT                                                                   4.806
                                                                                              ==============

            Servicing Fee:
            Servicing Fee                                                                             0.076
            Carry-Over Monthly Servicing Fee                                                              -
                                                                                              --------------

            TOTAL SERVICING FEE                                                                       0.076
                                                                                              ==============

SURETY BOND
            Surety Bond Amount for the current Distribution Date                               6,771,668.77
            Surety Bond Amount as a % of the Pool Balance                                          26.03081%


                                      MONTHLY SERVICERS CERTIFICATE
                                   NATIONSCREDIT GRANTOR TRUST 1996 - 1

    Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit
      Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer")
       and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                             Mar-02
Collection Period                                                                              01-Mar-02
Determination Date                                                                             10-Apr-02
Deposit Date                                                                                   12-Apr-02
Distribution Date                                                                              15-Apr-02


POOL BALANCE
          Pool Balance on the close of the last day of the preceding Collection Period     27,086,675.10
          Principal Collections                                                               991,054.57
          Purchase Amounts Allocable to Principal                                                      -
          Defaulted Receivables                                                                81,569.08
          Pool Balance on the close of the last day of the Collection Period               26,014,051.45

          Original Pool Balance                                                           223,194,105.12

          Pool Factor                                                                           11.65535%

          Preference Amounts                                                                           -

          Certificate Pass-Through Rate                                                             5.85%
          Servicing Fee Rate                                                                        0.75%

AVAILABLE INTEREST
          Collections allocable to interest                                                   220,029.32
          Liquidation Proceeds                                                                 31,706.10
          Purchase Amounts allocable to interest                                                       -
                                                                                          ---------------

          TOTAL INTEREST                                                                      251,735.42
                                                                                          ===============

AVAILABLE PRINCIPAL
          Collections allocable to principal                                                  991,054.57
          Purchase Amounts allocable to principal                                                      -
                                                                                          ---------------

          TOTAL PRINCIPAL                                                                     991,054.57
                                                                                          ===============

AVAILABLE FUNDS
          Collections allocable to interest                                                   220,029.32
          Liquidation Proceeds                                                                 31,706.10
          Purchase Amounts allocable to interest                                                       -
          Collections allocable to principal                                                  991,054.57
          Purchase Amounts allocable to principal                                                      -
                                                                                          ---------------

          TOTAL AVAILABLE FUNDS                                                             1,242,789.99
                                                                                          ===============

DEPOSIT TO THE CERTIFICATE ACCOUNT
          Available Funds allocable to interest                                               251,735.42
          Available Funds allocable to principal                                              991,054.57
          Reserve Account Interest Withdrawal                                                          -
          Surety Interest Drawing                                                                      -
          Reserve Account Preference Withdrawal                                                        -
          Surety Preference Withdrawal                                                                 -
          Reserve Account Principal Withdrawal                                                         -
          Surety Principal Drawing                                                                     -
                                                                                          ---------------

          TOTAL DEPOSIT TO THE CERTIFICATE ACCOUNT                                          1,242,789.99
                                                                                          ===============

INTEREST PAYMENT
          Monthly Interest Payment                                                            132,047.54
          Carry-Over Monthly Interest                                                                  -
                                                                                          ---------------

          TOTAL                                                                               132,047.54
                                                                                          ===============

PRINCIPAL PAYMENT
          Monthly Principal Payment                                                         1,072,623.65
          Carry-Over Monthly Principal                                                                 -
                                                                                          ---------------

          TOTAL                                                                             1,072,623.65
                                                                                          ===============

SERVICING FEE
          Servicing Fee                                                                        16,929.17
          Carry-Over Monthly Servicing Fee                                                             -
                                                                                          ---------------

          TOTAL                                                                                16,929.17
                                                                                          ===============

DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
          Interest distributions                                                              132,047.54
          Principal distribution                                                            1,072,623.65
          Preference Amounts
          Servicing Fee distribution                                                           16,929.17
          Distributions to the Surety Bond Provider                                             2,708.67
          Distributions to the Reserve Account                                                         -
          Distributions to the Seller                                                          18,480.96

          Carry-Over Monthly Interest to the next Distribution Date                                    -
          Carry-Over Monthly Principal to the next Distributions Date                                  -
          Carry-Over Monthly Servicing Fee to the next Distribution Date                               -

RESERVE ACCOUNT
          Reserve Account Balance as of the end of the preceding Collection Period          5,579,852.63
          Earnings from investments on the Reserve Account                                      7,984.79
          Reserve Account Interest Withdrawal                                                          -
          Reserve Account Preference Withdrawal                                                        -
          Reserve Account Principal Withdrawal                                                         -
          Deposits to the Reserve Account                                                              -
                                                                                          ---------------

          Reserve Account Balance                                                           5,587,837.42
                                                                                          ===============

          Distributions of any excess amounts on deposit in the Reserve Account                 7,984.79
                                                                                          ---------------

          Ending Reserve Account Balance                                                    5,579,852.63
                                                                                          ===============

          Reserve Account Balance as a % of the Pool Balance                                       21.45%
          Specified Reserve Account Requirement                                             5,579,852.63
          Amount needed to fully fund Reserve Account                                                  -

SURETY BOND
          Required Surety Bond Amount (25% of the Pool Balance)                             6,771,668.77
          Surety Bond amount on the previous Distribution Date                              7,039,752.82
          Payments made with respect Surety Principal Draws                                            -
          Payments received with respect to unreimbursed Surety Principal Draws                        -
          Surety Bond Amount for the current Distribution Date                              6,771,668.77

          Total Surety Interest Draws                                                                  -
          Total Surety Principal Draws                                                                 -
          Total Surety Preference Draws                                                                -
          Total Draws                                                                                  -
          Outstanding Remaining Amounts Owed to the Surety Bond Provider                               -
          Interest on Remaining Amounts Owed to the Surety Bond Provider                               -
          Surety Bond Fee                                                                       2,708.67
          Total unreimbursed Surety Interest Draws                                                     -
          Total unreimbursed Surety Principal Draws                                                    -
          Total unreimbursed Surety Preference Draws                                                   -
          Amount Owed to Surety Bond Provider                                                   2,708.67
          Surety Bond Fee Paid                                                                  2,708.67
          Total payments for Surety Interest Draws                                                     -
          Total payments for  Surety Principal Draws                                                   -
          Total payments for  Surety Preference Draws                                                  -
          Payments made to the Surety Bond Provider                                             2,708.67
          Surety Bond Fee Outstanding                                                                  -
          Remaining unreimbursed Surety Interest Draws                                                 -
          Remaining unreimbursed Surety Principal Draws                                                -
          Remaining unreimbursed Surety Preference Draws                                               -
          Remaining Amounts Owed to the Surety Bond Provider                                           -

NET CREDIT LOSS RATIO
          Net Credit Losses                                                                    49,862.98
          For the Current Collection Period                                                         2.25%
          For the preceding Collection Period                                                       1.36%
          For the second preceding Collection Period                                                3.33%
          Average Net Credit Loss Ratio                                                             2.31%

DELINQUENCY ANALYSIS
          Number of Loans
               30 to 59 days past due                                                                 87
               60 to 89 days past due                                                                 22
               90 or more days past due                                                               24
                                                                                          ---------------

                          TOTAL                                                                      133
                                                                                          ===============

          Principal Balance
               30 to 59 days past due                                                         923,521.25
               60 to 89 days past due                                                         258,200.13
               90 or more days past due                                                       188,253.52
                                                                                          ---------------

                          TOTAL                                                             1,369,974.90
                                                                                          ===============

          Delinquency Ratio
          For the current Collection Period                                                         5.27%
          For the preceding Collection Period                                                       5.22%
          For the second preceding Collection Period                                                6.49%
          Average Delinquency Ratio                                                                 5.66%

REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession Occurred in the Current Month        99,955.37
          Number of Contracts where Repossession Occurred in the Current Month                         8

WEIGHTED AVERAGE COMPUTATIONS
          Weighted Average Coupon                                                                  10.39%
          Weighted Average Original Term (months)                                                 123.00
          Weighted Average Remaining Term (months)                                                 59.36

CASH SETTLEMENT FOR THE TRUSTEE
         Available Funds due from the Collection Account to Certificate Account             1,242,789.99
         Servicing Fee                                                                         16,929.17
         Interest allocable to the Seller's Certificate                                             0.06
         Principal amount allocable to the Seller's Certificate                                     0.51
         Wire Funds to the Surety Bond Provider                                                 2,708.67
         Net Deposit From Collection Account to the Certificate Account                     1,223,151.58
         Reserve Account deposit to Certificate Account                                                -
         Surety Bond deposit to Certificate Account                                                    -
         Total Deposit to the Certificate Account                                           1,223,151.58
         Wire Funds to the Certificateholders - Interest                                      132,047.48
         Wire Funds to the Certificateholders - Principal                                   1,072,623.14
         Deposit Funds into the Reserve Account                                                        -
         Wire Funds to NationsCredit                                                           18,480.96


Approved  by:   /s/  JOYCE MCLEOD
                -----------------
                     Joyce McLeod
                     Vice  President



                                 [NATIONSCREDIT GRANTOR TRUST LETTERHEAD]
                                 ----------------------------------------

APRIL  15,  2002

BY  EDGAR

Securities  and  Exchange  Commission
Judiciary  Plaza
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Re:   NationsCredit  Grantor  Trust  1996  -  1

Ladies  and  Gentlemen:

On  behalf  of  NationsCredit  Grantor  Trust  1996  -  1  (the  "Trust")  filed  herewith  via
EDGAR  is  the  Trust's  Current  Report  on  Form  8-K.

Should  you  have  any  questions  with  regard  to  the  filing,  please  call  the  undersigned at  (704)  387-7045.

Very  truly  yours,

/s/  JOYCE  MCLEOD
------------------
     Joyce  McLeod
     Vice  President